Exhibit 4.1

Execution Version

FEDEX CORPORATION,
as Issuer,

each of the Guarantors named herein,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

INDENTURE

Dated as of

September 14, 2026

DEBT SECURITIES

Reconciliation and tie between

Trust Indenture Act of 1939 and Indenture*

Trust Indenture
Act Section	Indenture Section
§ 310 (a)	12.04(a), 18.02
(b)	12.01(f), 12.04(b), 12.05(1), 18.02
(b)(1)	12.04(b), 18.02
§ 311	12.01(f), 18.02
§ 312	15.02(d), 18.02
(b)	12.10, 18.02
(c)	12.10, 18.02
§ 313 (a)	11.01(a), 18.02
§ 314	18.02
§ 315 (e)	12.05, 18.02
§ 316	18.02
§ 317	18.02
§ 318	18.02

*This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

TABLE OF CONTENTS*

*        The Table of Contents is not a part of the Indenture.

v

SCHEDULE I	Subsidiary Guarantors
SCHEDULE II	Form of Supplemental Indenture to Add Additional Guarantor

INDENTURE dated as of September 14, 2026, among FedEx Corporation, a Delaware corporation (the “Company”), the Guarantors (as defined herein) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided in this Indenture;

WHEREAS, the Guarantors named herein have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of guarantees of the Securities and the Company’s obligations under this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Company and the Guarantors, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That, in consideration of the premises and the purchase of the Securities by the Holders thereof for the equal and proportionate benefit of all of the present and future Holders of the Securities, each party agrees and covenants as follows:

ARTICLE I

DEFINITIONS

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)           the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b)           unless otherwise defined in this Indenture or the context otherwise requires, all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)           the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(d)           references to “Article” or “Section” or other subdivision herein are references to an Article, Section or other subdivision of this Indenture, unless the context otherwise requires;

(e)           words importing any gender include the other genders;

1

(f)            the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; and

(g)           references to agreements and other instruments include all amendments and other modifications to such agreements and instruments.

Section 1.01     Definitions.

Unless the context otherwise requires, the terms defined in this Section 1.01 shall for all purposes of this Indenture have the meanings hereinafter set forth:

Additional Amounts:

The term “Additional Amounts” means any additional amounts that are required by this Indenture or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

Affiliate:

The term “Affiliate,” with respect to any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Authenticating Agent:

The term “Authenticating Agent” shall have the meaning assigned to it in Section 12.09.

Board of Directors:

The term “Board of Directors” shall mean the board of directors of the Company or any duly authorized committee of the board of directors or any directors and/or officers of the Company to whom such board of directors or such committee shall have duly delegated its authority to act hereunder.

Board Resolution:

The term “Board Resolution” shall mean a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or by a committee of the Board of Directors to the extent that any such other committee has been authorized by the Board of Directors to establish or approve the matters contemplated) and to be in full force and effect on the date of such certification and delivered to the Trustee.

2

Business Day:

The term “Business Day,” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the City of New York, the Place of Payment or the State of Tennessee are authorized or obligated by law, regulation or executive order to close.

Capital Stock:

The term “Capital Stock” shall mean:

(a)           in the case of a corporation, corporate stock;

(b)           in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)           in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d)           any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

Code:

The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Company:

The term “Company” shall mean the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

Company Order:

The term “Company Order” shall mean a written order signed in the name of the Company by any Officer and delivered to the Trustee.

Consolidated Total Assets:

The term “Consolidated Total Assets” shall mean, as of any date, the consolidated total assets of a Person and its Subsidiaries as of such date determined on a consolidated basis in accordance with generally accepted accounting principles in the United States.

Corporate Trust Office:

The term “Corporate Trust Office,” or other similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at One Federal Street, Boston, MA 02110, Attention: FedEx Corporation Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust officer of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

3

covenant defeasance:

The term “covenant defeasance” shall have the meaning assigned to it in Section 13.03.

Currency:

The term “Currency” shall mean U.S. Dollars or Foreign Currency.

Default:

The term “Default” shall have the meaning assigned to it in Section 12.03.

Defaulted Interest:

The term “Defaulted Interest” shall have the same meaning assigned to it in Section 3.08(b).

defeasance:

The term “defeasance” shall have the meaning assigned to it in Section 13.03.

Depositary:

The term “Depositary” shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, each Person designated as Depositary for such series by the Company pursuant to Section 3.01 until one or more successor Depositaries shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

Designated Currency:

The term “Designated Currency” shall have the same meaning assigned to it in Section 3.12.

Discharged:

The term “Discharged” shall have the meaning assigned to it in Section 13.03.

4

DTC:

The term “DTC” shall mean The Depository Trust Company, Inc. and its successors.

Event of Default:

The term “Event of Default” shall have the meaning specified in Section 8.01.

Exchange Act:

The term “Exchange Act” shall mean the United States Securities Exchange Act of 1934, and the rules and regulations promulgated by the SEC thereunder and any statute successor thereto, in each case as amended from time to time.

Exchange Rate:

The term “Exchange Rate” shall have the meaning assigned to it in Section 8.01.

Floating Rate Security:

The term “Floating Rate Security” shall mean a Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 3.01.

Foreign Currency:

The term “Foreign Currency” shall mean any currency, currency unit or composite currency, including the euro, issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

GAAP:

The term “GAAP,” with respect to any computations required or permitted hereunder, shall mean generally accepted accounting principles in effect in the United States as in effect as of the date of such computation; provided, however if the Company is required by the SEC to adopt (or is permitted to adopt and so adopts) a different accounting framework, including but not limited to the International Financial Reporting Standards, “GAAP” shall mean such new accounting framework as in effect from time to time, including, without limitation, in each case, those accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

Global Security:

The term “Global Security” shall mean any Security that evidences all or part of a series of Securities, issued to the Depositary or its nominee for such series in accordance with Section 3.03 and bearing the legend prescribed in Section 3.03(g).

5

Guarantee:

The term “Guarantee” shall mean the Guarantee made by each of the Guarantors as set forth in Article XVII hereof.

Guarantor:

The term “Guarantor” shall mean (i) each of the Persons listed on Schedule I attached hereto, each a Subsidiary of the Company, and (ii) each Person who becomes a Guarantor hereunder upon the execution of an indenture supplemental hereto, substantially in the form of Schedule II attached hereto, pursuant to Section 17.03, subject, however, in each case to the provisions of Section 17.04.

Holder; Holder of Securities:

The terms “Holder” and “Holder of Securities” are defined under “Securityholder; Holder of Securities; Holder.”

Indebtedness:

The term “Indebtedness” shall mean any and all obligations of a Person for money borrowed which, in accordance with GAAP, would be reflected on the balance sheet of such Person as a liability on the date as of which Indebtedness is to be determined.

Indenture:

The term “Indenture” or “this Indenture” shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 3.01; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, “Indenture” shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such person had become such Trustee, but to which such person, as such Trustee, was not a party; provided, further, that in the event that this Indenture is supplemented or amended by one or more indentures supplemental hereto which are only applicable to certain series of Securities, the term “Indenture” for a particular series of Securities shall only include the supplemental indentures applicable thereto.

6

Individual Securities:

The term “Individual Securities” shall have the meaning specified in Section 3.01(p).

Interest:

The term “interest” shall mean, unless the context otherwise requires, interest payable on any Securities, and with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

Interest Payment Date:

The term “Interest Payment Date” shall mean, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

Mandatory Sinking Fund Payment:

The term “Mandatory Sinking Fund Payment” shall have the meaning assigned to it in Section 5.01(b).

Maturity:

The term “Maturity,” with respect to any Security, shall mean the date on which the principal of such Security shall become due and payable as therein and herein provided, whether by declaration, call for redemption or otherwise.

Members:

The term “Members” shall have the meaning assigned to it in Section 3.03(i).

Officer:

The term “Officer” shall mean the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Company, any Assistant Treasurer or Assistant Secretary of the Company, or, in the event that the Company is a partnership or a limited liability company that has no such officers, a person duly authorized under applicable law by the general partner, managers, members or a similar body to act on behalf of the Company. The term “Officer” of any Guarantor shall have a correlative meaning.

Officer’s Certificate:

The term “Officer’s Certificate” shall mean a certificate signed by any Officer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 18.01 if and to the extent required by the provisions of such Section.

7

Opinion of Counsel:

The term “Opinion of Counsel” shall mean an opinion in writing signed by one or more legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee, and which meets the requirements provided for in Section 18.01 or is otherwise acceptable to the Trustee.

Optional Sinking Fund Payment:

The term “Optional Sinking Fund Payment” shall have the meaning assigned to it in Section 5.01(b).

Original Issue Discount Security:

The term “Original Issue Discount Security” shall mean any Security that is issued with “original issue discount” within the meaning of Section 1273(a) of the Code and the regulations thereunder, or any successor provision, and any other Security designated by the Company as issued with original issue discount for United States federal income tax purposes.

Outstanding:

The term “Outstanding,” when used with respect to Securities of any series means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

(a)           Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b)           Securities or portions thereof for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or Securities as to which the Company’s obligations have been Discharged; provided, however, that if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(c)           Securities that have been paid pursuant to Section 3.07(b) or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to a Responsible Officer of the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities of a series Outstanding have performed any action hereunder, Securities owned by the Company or any other obligor upon the Securities of such series or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such action, only Securities of such series that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon such Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities of a series have performed any action hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.02 and the principal amount of a Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 3.11(b).

8

Paying Agent:

The term “Paying Agent” shall have the meaning assigned to it in Section 6.02.

Person:

The term “Person” shall mean any individual, a corporation, a limited liability company, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof or other entity.

Place of Payment:

The term “Place of Payment” shall mean, when used with respect to the Securities of any series, the place or places where the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, the Securities of that series are payable as specified pursuant to Section 3.01.

Predecessor Security:

The term “Predecessor Security” shall mean, with respect to any Security, every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same Indebtedness as the lost, destroyed or stolen Security.

Record Date:

The term “Record Date” shall mean, with respect to any interest payable on any Security on any Interest Payment Date, any date specified in such Security or pursuant to Section 3.01 with respect to such Security as the record date for the payment of interest.

Redemption Date:

The term “Redemption Date” shall mean, when used with respect to any Security to be redeemed, in whole or in part, the date fixed for such redemption by or pursuant to this Indenture and the terms of such Security, which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 3.01, shall be an Interest Payment Date only.

9

Redemption Price:

The term “Redemption Price,” when used with respect to any Security to be redeemed, in whole or in part, shall mean the price at which it is to be redeemed pursuant to the terms of the applicable Security and this Indenture.

Register:

The term “Register” shall have the meaning assigned to it in Section 3.05(a).

Registrar:

The term “Registrar” shall have the meaning assigned to it in Section 3.05(a).

Required SEC Filing:

The term “Required SEC Filing” shall have the meaning specified in Section 11.02.

Responsible Officers:

The term “Responsible Officers” of the Trustee hereunder shall mean any vice president, any assistant vice president, any trust officer, any assistant trust officer, secretary, associate or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter relating to this Indenture, any other officer of the Trustee to whom such matter is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

60% Subsidiary Guarantor:

The term “60% Subsidiary Guarantor” shall mean any Guarantor whose Consolidated Total Assets as of any determination date constitute more than 60% of the Consolidated Total Assets of the Company, determined as of the date of the most recent interim or fiscal year-end balance sheet of the Company filed with the SEC prior to such determination date.

SEC:

The term “SEC” shall mean the United States Securities and Exchange Commission, as constituted from time to time.

Security:

The term “Security” or “Securities” shall have the meaning stated in the recitals and shall more particularly mean one or more of the Securities duly authenticated by the Trustee and delivered pursuant to the provisions of this Indenture.

10

Security Custodian:

The term “Security Custodian” shall mean the custodian with respect to any Global Security appointed by the Depositary, or any successor Person thereto, and shall initially be the Trustee.

Securityholder; Holder of Securities; Holder:

The term “Securityholder” or “Holder of Securities” or “Holder,” shall mean the Person in whose name Securities shall be registered in the Register kept for that purpose hereunder.

Senior Indebtedness:

The term “Senior Indebtedness” means the principal of (and premium, if any) and unpaid interest on (x) Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed other than (a) any Indebtedness of the Company which when incurred, and without respect to any election under Section 1111(b) of the Federal Bankruptcy Code, was without recourse to the Company, (b) any Indebtedness of the Company to any of its Subsidiaries, (c) Indebtedness to any employee of the Company, (d) any liability for taxes, (e) Trade Payables and (f) any Indebtedness of the Company which is expressly subordinate in right of payment to any other Indebtedness of the Company, and (y) renewals, extensions, modifications and refundings of any such Indebtedness. For purposes of the foregoing and the definition of “Senior Indebtedness,” the phrase “subordinated in right of payment” means debt subordination only and not lien subordination, and accordingly, (i) unsecured indebtedness shall not be deemed to be subordinated in right of payment to secured indebtedness merely by virtue of the fact that it is unsecured, and (ii) junior liens, second liens and other contractual arrangements that provide for priorities among Holders of the same or different issues of indebtedness with respect to any collateral or the proceeds of collateral shall not constitute subordination in right of payment. This definition may be modified or superseded by a supplemental indenture.

Special Record Date:

The term “Special Record Date” shall have the meaning assigned to it in Section 3.08(b)(i).

Stated Maturity:

The term “Stated Maturity” when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security or pursuant to Section 3.01 with respect to such Security as the fixed date on which the principal (or any portion thereof) of or premium, if any, on such Security or such installment of interest is due and payable.

Subsidiary:

The term “Subsidiary,” when used with respect to any Person, any corporation, partnership, trust, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees, or equivalent body thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person or a combination thereof.

11

Successor Company:

The term “Successor Company” shall have the meaning assigned to it in Section 3.06(h).

Trade Payables:

The term “Trade Payables” means accounts payable or any other Indebtedness or monetary obligations to trade creditors created or assumed by the Company or any Subsidiary of the Company in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities).

Trust Indenture Act; TIA:

The term “Trust Indenture Act” or “TIA” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder as in effect on the date of this Indenture, except as provided in Section 15.06 and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

Trustee:

The term “Trustee” shall mean the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

U.S. Dollars:

The term “U.S. Dollars” shall mean such currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

U.S. Government Obligations:

The term “U.S. Government Obligations” shall have the meaning assigned to it in Section 13.03.

United States:

The term “United States” shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

12

ARTICLE II

FORMS OF SECURITIES

Section 2.01     Terms of the Securities.

(a)           The Securities of each series shall be substantially in the form set forth in a Board Resolution, a Company Order or in one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Securities may be listed or of any automated quotation system on which any such series may be quoted, or to conform to usage, all as determined by any of the officers executing such Securities as conclusively evidenced by their execution of such Securities.

(b)           The terms and provisions of the Securities shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby.

Section 2.02     Form of Trustee’s Certificate of Authentication.

(a)           Only such of the Securities as shall bear thereon a certificate substantially in the form of the Trustee’s certificate of authentication hereinafter recited, executed by the Trustee by manual signature, shall be valid or become obligatory for any purpose or entitle the Holder thereof to any right or benefit under this Indenture.

(b)           Each Security shall be dated the date of its authentication, except that any Global Security shall be dated as of the date specified as contemplated in Section 3.01.

(c)           The form of the Trustee’s certificate of authentication to be borne by the Securities shall be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	U.S. Bank Trust Company, National Association, as Trustee

By:
Authorized Signatory

13

Section 2.03     Form of Trustee’s Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee’s Certificate of Authentication by such Authenticating Agent to be borne by Securities of each such series shall be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	U.S. Bank Trust Company, National Association, as Trustee

	By:	[NAME OF AUTHENTICATING AGENT]
as Authenticating Agent

By:
Authorized Signatory

ARTICLE III

THE DEBT SECURITIES

Section 3.01     Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. The title and terms on each series of Securities shall be as set forth in a Board Resolution, Company Order or in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

(a)           the title of the Securities of the series (which shall distinguish the Securities of such series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

(b)           any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.06, 3.07, 4.06, or 15.05);

(c)           the dates on which or periods during which the Securities of the series may be issued, and the dates on, or the range of dates within, which the principal of and premium, if any, on the Securities of such series are or may be payable or the method by which such date or dates shall be determined or extended;

14

(d)           the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, whether such interest shall be payable in cash or additional Securities of the same series or shall accrue and increase the aggregate principal amount outstanding of such series (including if such Securities were originally issued at a discount), the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, and the Record Dates for the determination of Holders to whom interest is payable on such Interest Payment Dates or the method by which such date or dates shall be determined, the right, if any, to extend or defer interest payments and the duration of such extension or deferral, and whether and under what circumstances Additional Amounts shall be payable with respect to the Securities of the series;

(e)           if other than U.S. Dollars, the Foreign Currency in which Securities of the series shall be denominated or in which payment of the principal of, premium, if any, or interest on, and any Additional Amounts with respect to, the Securities of the series shall be payable and any other terms concerning such payment;

(f)            if the amount of payment of principal of, premium, if any, or interest on, and any Additional Amounts with respect to, the Securities of the series may be determined with reference to an index, formula or other method including, but not limited to, an index based on a Currency or Currencies other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

(g)           if the principal of, premium, if any, or interest on, and any Additional Amounts with respect to, Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Securities are denominated or stated to be payable without such election, the period or periods within which, and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate between the Currency in which the Securities are denominated or payable without such election and the Currency in which the Securities are to be paid if such election is made;

(h)           the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee where the principal of, premium, if any, and interest on, and any Additional Amounts with respect to, Securities of the series shall be payable, and where Securities of any series may be presented for registration of transfer, exchange or conversion, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

(i)            the price or prices at which, the period or periods within which or the date or dates on which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

(j)            the obligation or right, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund, amortization or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which or the date or dates on which, the Currency or Currencies in which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

15

(k)           if other than minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

(l)            if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 8.02;

(m)          the guarantors (including the Guarantors), if any, of the Securities of the series, and the extent of the guarantees (including provisions relating to seniority, subordination, and the release of the guarantors), if any, and any additions or changes to permit or facilitate guarantees of such Securities;

(n)           whether the Securities of the series are to be issued as Original Issue Discount Securities and the amount of discount with which such Securities may be issued;

(o)           if the provisions of Article XIII hereof shall not be applicable with respect to the Securities of such series; or any addition to or change in the provisions of Article XIII and, if the Securities of any series are payable in a Currency other than U.S. Dollars, the Currency or the nature of the government obligations to be deposited with the Trustee pursuant to Section 13.08;

(p)           whether the Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Global Securities, and the terms and conditions, if any, upon which interests in such Global Security or Global Securities may be exchanged in whole or in part for the individual securities represented thereby in definitive form registered in the name or names of Persons other than such Depositary or a nominee or nominees thereof (“Individual Securities”);

(q)           the date as of which any Global Security of the series shall be dated if other than the original issuance of the first Security of the series to be issued;

(r)            the form or forms of the Securities of the series including such legends as may be required by applicable law;

(s)           if the Securities of the series are to be convertible into or exchangeable for any securities or property of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable, and any additions or changes, if any, to permit or facilitate such conversion or exchange;

(t)            whether the Securities of such series are subject to subordination and the terms of such subordination (for avoidance of doubt, Article XVI shall not apply to the Securities of any series unless the terms of such series expressly state it applies);

16

(u)           whether the Securities of such series are to be secured and the terms of such security;

(v)           any restriction or condition on the transferability of the Securities of such series;

(w)          any addition or change in the provisions related to compensation and reimbursement of the Trustee which applies to Securities of such series;

(x)            any addition or change in the provisions related to supplemental indentures set forth in Sections 15.01, 15.02 and 15.04 which applies to Securities of such series;

(y)           provisions, if any, granting special rights to Holders upon the occurrence of specified events;

(z)            any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 8.02 and any addition or change in the provisions set forth in Article VIII which applies to Securities of the series;

(aa)         any addition to or change in the covenants set forth in Article VI which applies to Securities of the series; and

(bb)        any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of the TIA, but may modify, amend, supplement or delete any of the terms of this Indenture with respect to such series).

All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided herein or set forth in a Board Resolution, a Company Order or in one or more indentures supplemental hereto.

Unless otherwise specified with respect to the Securities of any series pursuant to this Section 3.01, the Company may, at its option, at any time and from time to time, issue additional Securities of any series of Securities previously issued under this Indenture which together shall constitute a single series of Securities under this Indenture.

Section 3.02     Denominations. In the absence of any specification pursuant to Section 3.01 with respect to Securities of any series, the Securities of such series shall be issuable only as Securities in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, and shall be payable only in U.S. Dollars.

Section 3.03     Execution, Authentication, Delivery and Dating.

(a)           The Securities shall be executed in the name and on behalf of the Company by the manual or electronic signature of any Officer. If the Person whose signature is on a Security no longer holds that office at the time the Security is authenticated and delivered, the Security shall nevertheless be valid.

17

(b)           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and, if required pursuant to Section 3.01, a supplemental indenture or Company Order setting forth the terms of the Securities of a series. The Trustee shall thereupon authenticate and deliver such Securities without any further action by the Company. The Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.

(c)           In authenticating the first Securities of any series and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall receive, and (subject to Section 12.02) shall be fully protected in relying upon an Officer’s Certificate and an Opinion of Counsel, each prepared in accordance with Section 18.01 stating that the conditions precedent, if any, provided for in the Indenture have been complied with.

(d)           The Trustee shall have the right to decline to authenticate and deliver the Securities under this Section 3.03 if the issue of the Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

(e)           Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.01 with respect to the Securities of such series.

(f)            Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all of the Securities of any series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 3.03 must be delivered only once prior to the authentication and delivery of the first Security of such series.

(g)           If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Securities, (ii) shall be registered, in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect:

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE GUARANTORS, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE NOMINEE OF THE DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE NOMINEE OF THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN.

18

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Security Custodian, as provided in this Indenture.

(h)           Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

(i)            Members of, or participants in, the Depositary (“Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Security Custodian under such Global Security, and the Depositary shall be treated by the Company, the Guarantors, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantors, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Security. The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Members and Persons that may hold interests through Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

(j)            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of an authorized signatory of the Trustee or Authenticating Agent, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

19

Section 3.04     Temporary Securities.

(a)           Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, typewritten, photocopied or otherwise reproduced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Any such temporary Security may be in the form of one or more Global Securities, representing all or a portion of the Outstanding Securities of such series. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

(b)           If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of such temporary Securities at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

(c)           Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the Individual Securities represented thereby pursuant to this Section 3.04 or Section 3.06, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

Section 3.05     Registrar.

(a)           The Company will keep, at an office or agency to be maintained by it in a Place of Payment where Securities may be presented for registration or presented and surrendered for registration of transfer or of exchange, and where Securities of any series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable (the “Registrar”), a security register for the registration and the registration of transfer or of exchange of the Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Register”), as in this Indenture provided, which Register shall at all reasonable times be open for inspection by the Trustee. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Company may have one or more co-Registrars; the term “Registrar” includes any co-registrar.

20

(b)           The Company shall enter into an appropriate agency agreement with any Registrar or co-Registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar for any series, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 12.01. The Company or any Affiliate thereof may act as Registrar, co-Registrar or transfer agent.

(c)           The Company hereby appoints the Trustee at its Corporate Trust Office as Registrar in connection with the Securities and this Indenture, until such time as another Person is appointed as such.

Section 3.06     Transfer and Exchange.

(a)           Transfer.

(i)            Upon surrender for registration of transfer of any Security of any series at the Registrar the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Securities of the same series for like aggregate principal amount of any authorized denomination or denominations. The transfer of any Security shall not be valid as against the Company or the Trustee unless registered at the Registrar at the request of the Holder, or at the request of his, her or its attorney duly authorized in writing.

(ii)           Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the Individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

(b)           Exchange.

(i)            At the option of the Holder, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Securities of the same series for like aggregate principal amount of any authorized denomination or denominations, upon surrender of the Securities to be exchanged at the Registrar.

(ii)           Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

21

(c)           Exchange of Global Securities for Individual Securities. Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Individual Securities.

(i)            Individual Securities shall be issued to all owners of beneficial interests in a Global Security in exchange for such interests if: (A) at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03(h) and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice, or (B) the Company executes and delivers to the Trustee and the Registrar a Company Order stating that such Global Security shall be so exchangeable.

In connection with the exchange of an entire Global Security for Individual Securities pursuant to this subsection (c), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Individual Securities of such series, will authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Individual Securities of authorized denominations.

(ii)           The owner of a beneficial interest in a Global Security will be entitled to receive an Individual Security in exchange for such interest if an Event of Default has occurred and is continuing. Upon receipt by the Security Custodian and Registrar of instructions from the Holder of a Global Security directing the Security Custodian and Registrar to (x) issue one or more Individual Securities in the amounts specified to the owner of a beneficial interest in such Global Security and (y) debit or cause to be debited an equivalent amount of beneficial interest in such Global Security, subject to the rules and regulations of the Depositary:

(A)          the Security Custodian and Registrar shall notify the Company and the Trustee of such instructions, identifying the owner and amount of such beneficial interest in such Global Security;

(B)           the Company shall promptly execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of Individual Securities of such series, shall authenticate and deliver to such beneficial owner Individual Securities in an equivalent amount to such beneficial interest in such Global Security; and

22

(C)           the Security Custodian and Registrar shall decrease such Global Security by such amount in accordance with the foregoing. In the event that the Individual Securities are not issued to each such beneficial owner promptly after the Registrar has received a request from the Holder of a Global Security to issue such Individual Securities, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Section 8.07 hereof, the right of any beneficial Holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial Holder’s Securities as if such Individual Securities had been issued.

(iii)          If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Individual Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

(A)          to each Person specified by such Depositary a new Individual Security or new Individual Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and

(B)           to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Individual Securities delivered to Holders thereof.

(iv)           In any exchange provided for in clauses (i) through (iii), the Company will execute and the Trustee will authenticate and deliver Individual Securities in registered form in authorized denominations.

(v)           Upon the exchange in full of a Global Security for Individual Securities, such Global Security shall be canceled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

23

(d)           All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such registration of transfer or exchange.

(e)           Every Security presented or surrendered for registration of transfer, or for exchange or payment shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Trustee and the Registrar, duly executed by the Holder thereof or by his, her or its attorney duly authorized in writing.

(f)            No service charge will be made for any registration of transfer or exchange of Securities. The Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than those expressly provided in this Indenture to be made at the Company’s own expense or without expense or charge to the Holders.

(g)           The Company shall not be required to (i) register, transfer or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Securities of such series selected for redemption under Section 4.02 and ending at the close of business on the day of such transmission, or (ii) register, transfer or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

(h)           In case a successor Company (“Successor Company”) has executed an indenture supplemental hereto with the Trustee pursuant to Article VII, any of the Securities previously authenticated or delivered may, from time to time, at the request of the Successor Company, be exchanged for other Securities executed in the name of the Successor Company with such changes in phraseology and form as may be appropriate, but otherwise identical to the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the Successor Company, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a Successor Company pursuant to this Section 3.06 in exchange or substitution for or upon registration of transfer of any Securities, such Successor Company, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

(i)            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

24

(j)            Neither the Trustee nor any agent of the Trustee shall have any responsibility for any actions taken or not taken by the Depositary.

(k)           Prior to the due presentation for registration of transfer or exchange of any Security, the Company, the Guarantors, the Trustee, the Paying Agent, the Registrar or any of their agents may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever, and none of the Company, the Guarantors, the Trustee, the Paying Agent, the Registrar or any of their agents shall be affected by any notice to the contrary.

(l)            The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or purchase) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

Section 3.07     Mutilated, Destroyed, Lost and Stolen Securities.

(a)           If (i) any mutilated Security is surrendered to the Trustee at its Corporate Trust Office or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee security or indemnity satisfactory to them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Security has been acquired by a protected purchaser, then the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor, form, terms and principal amount, bearing a number not contemporaneously outstanding, such that neither gain nor loss in interest shall result from such exchange or substitution.

(b)           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay the amount due on such Security in accordance with its terms.

(c)           Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

25

(d)           Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

(e)           The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.08     Payment of Interest; Interest Rights Preserved.

(a)           Interest on any Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to the Record Date. Payment of interest on Securities shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 3.01) or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an account designated by the Holder.

(b)           Any interest on any Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of his, her or its having been such a Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)            The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest (a “Special Record Date”), which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of such Securities in the manner set forth in Section 18.04, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

26

(ii)           The Company may make payment of any Defaulted Interest on Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

(c)           Subject to the provisions set forth herein relating to Record Dates, each Security delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon registration of transfer of, any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.09     Cancellation. Unless otherwise specified pursuant to Section 3.01 for Securities of any series, all Securities surrendered for payment, redemption, registration of transfer or exchange or credit against any sinking fund or otherwise shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation and shall be promptly canceled by it and, if surrendered to the Trustee, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all canceled Securities held by it in accordance with its then customary procedures and deliver a certificate of such disposal to the Company upon its request therefor. The acquisition of any Securities by the Company shall not operate as a redemption or satisfaction of the Indebtedness represented thereby unless and until such Securities are surrendered to the Trustee for cancellation.

Section 3.10     Computation of Interest. Except as otherwise specified pursuant to Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11     Currency of Payments in Respect of Securities.

(a)           Except as otherwise specified pursuant to Section 3.01 for Securities of any series, payment of the principal of and premium, if any, and interest on Securities of such series will be made in U.S. Dollars.

(b)           For purposes of any provision of the Indenture where the Holders of Outstanding Securities may perform an action that requires that a specified percentage of the Outstanding Securities of all series perform such action and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, the Securities of all series in respect of which moneys are to be disbursed ratably, the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, the Outstanding Securities denominated in a Foreign Currency will be the amount in U.S. Dollars based upon exchange rates as of the date for determining whether the Holders entitled to perform such action have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

27

Section 3.12     Judgments. The Company may provide pursuant to Section 3.01 for Securities of any series that (a) the obligation, if any, of the Company to pay the principal of, premium, if any, and interest on, and any Additional Amounts with respect to, the Securities of any series in a Foreign Currency or U.S. Dollars (the “Designated Currency”) as may be specified pursuant to Section 3.01 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, such Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the business day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

Section 3.13     CUSIP Numbers. The Company in issuing any Securities may use CUSIP, ISIN or other similar numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange or other notice to Holders with respect to such series provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice to Holders and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP, ISIN or other similar numbers.

ARTICLE IV

REDEMPTION OF SECURITIES

Section 4.01     Applicability of Right of Redemption. Redemption of Securities (other than pursuant to a sinking fund, amortization or analogous provision) permitted by the terms of any series of Securities shall be made (except as otherwise specified pursuant to Section 3.01 for Securities of any series) in accordance with this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

28

Section 4.02     Selection of Securities to be Redeemed.

(a)           If the Company shall at any time elect to redeem all or any portion of the Securities of a series then Outstanding, it shall at least five days prior to the date that the notice of redemption is to be given pursuant to Section 4.03 (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as the Trustee shall deem appropriate and, in the case of Global Securities, in accordance with the procedures of the Depositary, and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. In any case where more than one Security of such series is registered in the same name, the Trustee may treat the aggregate principal amount so registered as if it were represented by one Security of such series. The Trustee shall, as soon as practicable, notify the Company in writing of the Securities and portions of Securities so selected.

(b)           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

Section 4.03     Notice of Redemption.

(a)           Notice of redemption shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company, not less than 10 nor more than 60 days prior to the Redemption Date, to the Holders of Securities of any series to be redeemed in whole or in part pursuant to this Article, in the manner provided in Section 18.04. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Security of such series.

(b)           All notices of redemption shall identify the Securities to be redeemed (including CUSIP, ISIN or other similar numbers, if available along with the statement in Section 3.13) and shall state:

(i)           such election by the Company to redeem Securities of such series pursuant to provisions contained in this Indenture or the terms of the Securities of such series or a supplemental indenture establishing such series, if such be the case;

29

(ii)           the Redemption Date;

(iii)          the Redemption Price;

(iv)          if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the Securities of such series to be redeemed;

(v)           that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that, if applicable, interest thereon shall cease to accrue on and after said date;

(vi)          the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price;

(vii)         that the redemption is for a sinking fund, if such is the case; and

(viii)        the applicable conditions to such redemption, if any.

Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the date of redemption, or by the date of redemption as so delayed.

Section 4.04     Deposit of Redemption Price. On or prior to 11:00 a.m., New York City time, on the Redemption Date for any Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money in the Currency in which such Securities are denominated (except as provided pursuant to Section 3.01) sufficient to pay the Redemption Price of such Securities or any portions thereof that are to be redeemed on that date together with all other sums payable to the Trustee hereunder.

Section 4.05     Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall Default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that (unless otherwise provided pursuant to Section 3.01) installments of interest that have a Stated Maturity on or prior to the Redemption Date for such Securities shall be payable according to the terms of such Securities and the provisions of Section 3.08.

30

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof and premium, if any, thereon shall, until paid, bear interest from the Redemption Date at the rate borne by or prescribed in such Securities.

Section 4.06     Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified in the notice of redemption with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his, her or its attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

ARTICLE V

SINKING FUNDS

Section 5.01     Applicability of Sinking Fund.

(a)           Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article, except as otherwise specified pursuant to Article IV for Securities of such series, provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

(b)           The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “Mandatory Sinking Fund Payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “Optional Sinking Fund Payment.” If provided for by the terms of Securities of any series, the cash amount of any Mandatory Sinking Fund Payment may be subject to reduction as provided in Section 5.02.

Section 5.02     Mandatory Sinking Fund Obligation. The Company may, at its option, satisfy any Mandatory Sinking Fund Payment obligation, in whole or in part, with respect to a particular series of Securities by (a) delivering to the Trustee Securities of such series in transferable form theretofore purchased or otherwise acquired by the Company or redeemed at the election of the Company pursuant to Article IV or (b) receiving credit for Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee. The Trustee shall credit such Mandatory Sinking Fund Payment obligation with an amount equal to the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly. If the Company shall elect to so satisfy any Mandatory Sinking Fund Payment obligation, it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date an Officer’s Certificate, which shall designate the Securities (and portions thereof, if any) so delivered or credited and which shall be accompanied by such Securities (to the extent not theretofore delivered) in transferable form. In case of the failure of the Company, at or before the time so required, to give such notice and deliver such Securities the Mandatory Sinking Fund Payment obligation shall be paid entirely in moneys.

31

Section 5.03     Optional Redemption at Sinking Fund Redemption Price. In addition to the sinking fund requirements of Section 5.02, to the extent, if any, provided for by the terms of a particular series of Securities, the Company may, at its option, make an Optional Sinking Fund Payment with respect to such Securities. Unless otherwise provided by such terms, (a) to the extent that the right of the Company to make such Optional Sinking Fund Payment shall not be exercised in any year, it shall not be cumulative or carried forward to any subsequent year, and (b) such optional payment shall operate to reduce the amount of any Mandatory Sinking Fund Payment obligation as to Securities of the same series. If the Company intends to exercise its right to make such optional payment in any year it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date an Officer’s Certificate stating that the Company will exercise such optional right, and specifying the amount which the Company will pay on or before the next succeeding sinking fund payment date. Such Officer’s Certificate shall also state that no Event of Default has occurred and is continuing.

Section 5.04     Application of Sinking Fund Payment.

(a)           If the sinking fund payment or payments made in funds pursuant to either Section 5.02 or 5.03 with respect to a particular series of Securities plus any unused balance of any preceding sinking fund payments made in funds with respect to such series shall exceed $50,000 (or a lesser sum if the Company shall so request, or such equivalent sum for Securities denominated other than in U.S. Dollars), it shall be applied by the Trustee on the sinking fund payment date next following the date of such payment, unless the date of such payment shall be a sinking fund payment date, in which case such payment shall be applied on such sinking fund payment date, to the redemption of Securities of such series at the redemption price specified pursuant to Section 4.03(b). The Trustee shall select, in the manner provided in Section 4.02, for redemption on such sinking fund payment date, a sufficient principal amount of Securities of such series to absorb said funds, as nearly as may be, and shall, at the expense and in the name of the Company, thereupon cause notice of redemption, prepared by the Company, of the Securities to be given in substantially the manner provided in Section 4.03(a) for the redemption of Securities in part at the option of the Company, except that the notice of redemption shall also state that the Securities are being redeemed for the sinking fund. Any sinking fund moneys not so applied by the Trustee to the redemption of Securities of such series shall be added to the next sinking fund payment received in funds by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 5.04. Any and all sinking fund moneys held by the Trustee on the last sinking fund payment date with respect to Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee to the payment of the principal of the Securities of such series at Maturity.

32

(b)           On or prior to each sinking fund payment date, the Company shall pay to the Trustee a sum equal to all interest accrued to but not including the date fixed for redemption on Securities to be redeemed on such sinking fund payment date pursuant to this Section 5.04.

(c)           The Trustee shall not redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) of which a Responsible Officer of the Trustee has actual knowledge, except that if the notice of redemption of any Securities of such series shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if funds sufficient for that purpose shall be deposited with the Trustee in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund at the time any such Default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such Default or Event of Default, be held as security for the payment of all the Securities of such series; provided, however, that in case such Default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys are required to be applied pursuant to the provisions of this Section 5.04.

ARTICLE VI

PARTICULAR COVENANTS OF THE COMPANY

The Company hereby covenants and agrees as follows:

Section 6.01     Payments of Securities. The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, any premium and interest on, and any Additional Amounts with respect to, the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 6.02     Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served (the “Paying Agent”). Unless otherwise specified with respect to any Securities pursuant to Section 3.01, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, the City of New York, and the Company initially appoints the Trustee, acting through its Corporate Trust Office, as the Paying Agent hereunder. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its Paying Agent to receive all such presentations, surrenders, notices and demands. The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

33

Unless otherwise specified with respect to any Securities pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent; provided, however, that the requirement to maintain at least one exchange rate agent shall not apply when the Securities of any series are both denominated in and payable in the same Foreign Currency.

Section 6.03     Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, any premium or interest on, any Additional Amounts with respect to, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of, any premium or interest on, and any Additional Amounts with respect, to any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a)           hold all sums held by it for the payment of the principal of, any premium or interest on, and any Additional Amounts with respect to, Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

34

(b)           give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, any premium or interest on, and any Additional Amounts with respect to, the Securities of such series; and

(c)           at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 13.02 or 13.03, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal, premium, interest or Additional Amounts has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust.  The Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may publish, at the Company’s expense, in the English language, in a newspaper customarily published on each Business Day and of general circulation in the City of New York, New York, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 6.04     Compliance Certificate. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Company shall furnish to the Trustee annually, within 120 days after the end of each fiscal year, a brief certificate from an Officer as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture (which compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture). The officer executing such certificate shall be the Company’s principal executive officer, principal financial officer or principal accounting officer and such certificates need not comply with Section 18.01 of this Indenture.

35

Section 6.05     Waiver by Holders of Securities. Except as otherwise provided as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided herein or pursuant to Section 3.01(aa) or Section 15.01(a) and (p) for the benefit of the Holders of such series if the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by an Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of such term, provision or condition shall remain in full force and effect.

Section 6.06     Corporate Existence. Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business.

Section 6.07     Additional Amounts.  If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security Additional Amounts as provided in or pursuant to this Indenture or such Securities.  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and any premium or interest on the Securities of such series shall be made to Holders of Securities of such series who are United States aliens (as demonstrated by delivery of appropriate tax forms) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series.  If any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities.

36

ARTICLE VII

Merger, Consolidation or Sale of Assets

Section 7.01     Company May Consolidate, Etc. on Certain Terms. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities:

(a)           The Company will not consolidate with any other entity or permit a merger of any other entity into the Company or permit the Company to be merged into any other entity, or sell, convey, transfer or lease all or substantially all its assets to another entity, unless:

(i)            either the Company shall be the continuing entity, or the successor, transferee or lessee entity (if other than the Company) shall be organized and existing under the laws of the United States or any State thereof or the District of Columbia and expressly assume, by indenture supplemental hereto, executed and delivered by such entity prior to or simultaneously with such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest and premium, if any, on and any Additional Amounts with respect to all the Securities, according to their tenor, and the due and punctual performance and observance of all other obligations to the Holders and the Trustee under this Indenture or under the Securities to be performed or observed by the Company;

(ii)           immediately after such consolidation, merger, sale, conveyance, transfer or lease the Company or the successor, transferee or lessee entity (if other than the Company) would not be in Default in the performance of any covenant or condition of this Indenture; and

(iii)          the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 7.02     Successor Person Substituted. Upon any consolidation with or merger into any other entity, or any sale, conveyance or transfer lease of all or substantially all of the assets of the Company in accordance with this Article VII, the successor entity formed by such consolidation or into or with which the Company is merged or to which the Company is sold or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Company shall be relieved of all obligations and covenants under this Indenture and the Securities, and from time to time such entity may exercise each and every right and power of the Company under this Indenture, in the name of the Company, or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Company may be done with like force and effect by the like board or officer of any entity that shall at the time be the successor of the Company hereunder. In the event of any such sale or conveyance, but not any such lease, the Company (or any successor entity which shall theretofore have become such in the manner described in this Article VII) shall be discharged from all obligations and covenants under this Indenture and the Securities and may thereupon be dissolved and liquidated.

37

ARTICLE VIII

REMEDIES OF TRUSTEE AND SECURITYHOLDERS

Section 8.01     Events of Default. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term “Event of Default” as used in this Indenture with respect to Securities of any series shall mean any of the following described events unless it is either inapplicable to a particular series or it is specifically deleted or modified in the manner contemplated in Section 3.01:

(a)           default in the payment of any interest upon any Security of such series, or any Additional Amounts payable with respect thereto, when the interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days;

(b)           default in the payment of the principal of or premium, if any, on any Security of such series at its Maturity;

(c)           default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series, subject to any cure period specified in any Security of such series;

(d)           default in the performance, or breach, in any material respect, of any covenant, agreement or warranty of the Company or any Guarantor, subject to the provisions of Section 6.05, in this Indenture (other than a covenant, agreement or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than such series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and such Guarantor by the Trustee or to the Company, such Guarantor and the Trustee by the Holders of not less than a majority in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(e)           the entry by a court having jurisdiction of a decree or order adjudging the Company or a 60% Subsidiary Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a 60% Subsidiary Guarantor under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their respective property, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

38

(f)            the commencement by the Company or a 60% Subsidiary Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or of a voluntary proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Company or such 60% Subsidiary Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of bankruptcy or insolvency case or proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their respective property, or the making by any of them of a general assignment for the benefit of creditors, or the admission by any of them in writing of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company or a 60% Subsidiary Guarantor in furtherance of any such action; or

(g)           the occurrence of any other Event of Default with respect to Securities of such series as provided in Section 3.01.

Notwithstanding the foregoing provisions of this Section 8.01, if the principal or any premium or interest on any Security is payable in a Foreign Currency and such Foreign Currency is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in U.S. Dollars in an amount equal to the U.S. Dollar equivalent of the amount payable in such Foreign Currency, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such Currency (“Exchange Rate”), as such Exchange Rate is reported or otherwise made available by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate (or as determined by the Company by reference to such other exchange rate as provided in Section 3.01 with respect to a series of Securities).

Notwithstanding the foregoing provisions of this Section 8.01, any payment made under such circumstances in the Currency of the United States where the required payment is in a Foreign Currency will not constitute an Event of Default under this Indenture.

Section 8.02     Acceleration; Rescission and Annulment.

(a)     Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, if an Event of Default (other than an Event of Default specified in Section 7.01(e) or 7.01(f)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may declare the principal amount of all the Securities of such series (or, if any Securities of such series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 7.01(e) or 7.01(f) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case, the principal amount of all the Securities of that series then Outstanding (or, if any Securities of such series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any acceleration or any other action on the part of the Trustee or any Holder, become due and payable immediately.

39

(b)           At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for the payment of the money due has been obtained by the Trustee as hereinafter provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Company has paid or deposited with the Trustee or Paying Agent a sum sufficient to pay:

(1)           all overdue installments of interest on the Securities of such series;

(2)           the principal of (and accrued and unpaid premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by the Securities of such series and any Additional Amounts with respect thereto;

(3)           to the extent that payment of such interest is lawful, interest upon overdue interest or Additional Amounts at the rate borne by the Securities of such series; and

(4)           all amounts owing the Trustee hereunder under Section 12.01(a); and

(5)           all Events of Default with respect to the Securities of such series, other than the non-payment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 8.13.

(c)           No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 8.03     Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

(a)           default is made in the payment of any interest on any Securities, or any Additional Amounts payable with respect thereto, when such interest or Additional Amounts become due and payable and such default continues for a period of 30 days, or

40

(b)           default is made in the payment of the principal of (or premium, if any, on) any Securities at the Maturity;

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium, interest and Additional Amounts and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest or Additional Amounts, at the rate borne by such Securities and all amounts owing to the Trustee under Section 12.01(a).

If the Company fails to pay such amounts forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

Section 8.04     Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)           to file and prove a claim for the whole amount (or such lesser amount as may be provided for in the Securities of such series) of principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(b)           to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it under Section 12.01(a).

41

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

Section 8.05     Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 8.06     Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article VIII shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium, interest or Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due to the Trustee under Section 12.01(a).

SECOND: Subject to Article XVI (to the extent applicable to any series of Securities then outstanding), to the payment of the amounts then due and unpaid for principal of and any premium, interest and Additional Amounts on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, interest and Additional Amounts, respectively.

THIRD: To the payment of the remainder, if any, to the Company or as directed by order of an arbitrator, court or governmental agency.

Section 8.07     Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series; (ii) the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such actions or forbearances on the part of any Holder or Holders are unduly prejudicial to such other Holder or Holders).

42

Section 8.08     Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 3.06 and 3.08) interest on, and any Additional Amounts with respect to, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 8.09     Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 8.10     Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 3.07(e), no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 8.11     Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 8.12     Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that: (i) such direction shall not be in conflict with any rule of law or with this Indenture or with such Securities; (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and (iii) subject to the provisions of Sections 12.01 and 12.02, the Trustee need not take any action that the Trustee determines in good faith would be prejudicial to the Holders of such series not consenting, would involve the Trustee in personal liability or would adversely affect its rights to be indemnified hereunder.

43

Section 8.13     Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default: (i) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series, or (ii) in respect of a covenant or provision hereof which under Article XV cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.14     Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, or Additional Amounts, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

ARTICLE IX

CONCERNING THE SECURITYHOLDERS

Section 9.01     Evidence of Action of Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced by (a) any instrument or any number of instruments of similar tenor executed by Securityholders in person, by an agent or by a proxy appointed in writing, including through an electronic system for tabulating consents operated by the Depositary for such series or otherwise (such action becoming effective, except as herein otherwise expressly provided, when such instruments or evidence of electronic consents are delivered to the Trustee and, where it is hereby expressly required, to the Company), or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

44

Section 9.02     Proof of Execution or Holding of Securities. Proof of the execution of any instrument by a Securityholder or his, her or its agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

(a)           The fact and date of the execution by any Person of any such instrument may be proved (i) by the certificate of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments or proof of deeds to be recorded within such jurisdiction, that the Person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (ii) by the affidavit of a witness of such execution sworn to before any such notary or other officer. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

(b)           The ownership of Securities of any series shall be proved by the Register of such Securities or by a certificate of the Registrar for such series.

(c)           The record of any Holders’ meeting shall be proved in the manner provided in Section 10.06.

(d)           The Trustee may require such additional proof of any matter referred to in this Section 9.02 as it shall deem appropriate or necessary, so long as the request is a reasonable one.

(e)           If the Company shall solicit from the Holders of Securities of any series any action, the Company may, at its option fix in advance a record date for the determination of Holders of Securities entitled to take such action, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company’s discretion. If such a record date is fixed, such action may be sought or given before or after the record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such action, and for that purpose the Outstanding Securities of such series shall be computed as of such record date.

Section 9.03     Persons Deemed Owners.

(a)           The Company, the Guarantors, the Trustee or any of their agents shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.08) interest, if any, on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantors, the Trustee or any of their agents shall be affected by notice to the contrary. All payments made to any Holder, or upon his, her or its order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

45

(b)           None of the Company, the Guarantors, the Trustee, or any of their agents will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 9.04     Effect of Consents. After an amendment, supplement, waiver or other action becomes effective as to any series of Securities, a consent to it by a Holder of such series of Securities is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Securities or portion thereof, and of any Security issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Security.

ARTICLE X

SECURITYHOLDERS’ MEETINGS

Section 10.01     Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

(a)           to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article IX;

(b)           to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article XII;

(c)           to consent to the execution of an Indenture or of indentures supplemental hereto pursuant to the provisions of Section 15.02; or

(d)           to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

Section 10.02     Call of Meetings by Trustee. The Trustee may at any time call a meeting of all Securityholders of any or all series that may be affected by the action proposed to be taken, to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Securityholders of a series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed at the expense of the Company to Holders of Securities of such series at their addresses as they shall appear on the Register of the Company. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

46

Section 10.03     Call of Meetings by Company or Securityholders. In case at any time the Company or the Holders of at least 10% in aggregate principal amount of the Securities of any or all series then Outstanding that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Securityholders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

Section 10.04     Qualifications for Voting. To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a Holder of one or more Securities affected by the action proposed to be taken at the meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.05     Regulation of Meetings.

(a)           Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem fit.

(b)           The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chair. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

(c)           At any meeting of Securityholders of a series, each Securityholder of such series or such Securityholder’s proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series Outstanding held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. If the Securities of any series are issuable in minimum denominations of less than $1,000, then a Holder of such a Security in a principal amount of less than $1,000 shall be entitled to a fraction of one vote which is equal to the fraction that the principal amount of such Security bears to $1,000. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or her or instruments in writing as aforesaid duly designating him or her as the Person to vote on behalf of other Securityholders. At any meeting of the Securityholders of any series duly called pursuant to the provisions of Section 10.02 or 10.03, the presence of Persons holding or representing Securities of such series in an aggregate principal amount sufficient to take action as it concerns the Securities of such series upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

47

Section 10.06     Voting. The vote upon any resolution submitted to any meeting of Securityholders of a series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.07     No Delay of Rights by Meeting. Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of such series under any of the provisions of this Indenture or of the Securities of such series.

ARTICLE XI

REPORTS BY THE COMPANY AND THE TRUSTEE AND
SECURITYHOLDERS’ LISTS

Section 11.01     Reports by Trustee.

(a)           So long as any Securities are outstanding, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided therein. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each anniversary following the date of this Indenture deliver to Holders a brief report which complies with the provisions of such Section 313(a).

(b)           The Trustee shall, at the time of the transmission to the Holders of Securities of any report pursuant to the provisions of this Section 11.01, file a copy of such report with each stock exchange upon which the Securities are listed, if any, and also with the SEC in respect of a Security listed and registered on a national securities exchange, if any. The Company agrees to notify the Trustee when, as and if the Securities become listed on any stock exchange or any delisting thereof.

48

Section 11.02     Reports by the Company. The Company (and, as applicable, any Guarantor) shall file with the Trustee and the SEC, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided, however, that, unless available on EDGAR, any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (each, a “Required SEC Filing” and, collectively, the “Required SEC Filings”) shall be filed with the Trustee within 15 days after the same is filed with the SEC; provided, further, that the Company’s obligation to so file each such Required SEC Filing with the Trustee shall not arise unless and until such Required SEC Filing has been filed with the SEC. Delivery of any such reports, information and documents by the Company (or any Guarantor) to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee acknowledges and agrees that materials transmitted electronically by the Company (or any Guarantor) to the Trustee shall be deemed filed with the Trustee for purposes of this Section 11.02.

Section 11.03     Securityholders’ Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

(a)           semi-annually, within 15 days after each Record Date, but in any event not less frequently than semi-annually, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities to which such Record Date applies, as of such Record Date, and

(b)           at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Registrar, such lists shall not be required to be furnished.

ARTICLE XII

CONCERNING THE TRUSTEE

Section 12.01     Rights of Trustees; Compensation and Indemnity. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the Holders from time to time of the Securities agree:

(a)           The Trustee shall be entitled to such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (including in any agent capacity in which it acts). The compensation of the Trustee shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon its request for all reasonable and documented out-of-pocket expenses, disbursements and advances incurred or made by the Trustee (including the reasonable fees and reasonable and documented expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, bad faith or willful misconduct.

49

The Company also agrees to indemnify each of the Trustee and any predecessor Trustee hereunder for, and to hold it harmless against, any and all loss, liability, damage, claim, or expense incurred without its own negligence, bad faith or willful misconduct, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties (including in any agent capacity in which it acts), as well as the reasonable and documented costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except those attributable to its negligence, willful misconduct or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have counsel of its selection and the Company shall pay the reasonable and documented fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

As security for the performance of the obligations of the Company under this Section 12.01(a), the Trustee shall have a lien upon all property and funds held or collected by the Trustee as such, except funds held in trust by the Trustee to pay the Redemption Price of any Securities subject to redemption under Article IV hereof or satisfaction and discharge, covenant defeasance or Discharge as provided in Section 13.07 hereof. Notwithstanding any provisions of this Indenture to the contrary, the obligations of the Company to compensate and indemnify the Trustee under this Section 12.01(a) shall survive the resignation or removal of the Trustee, the termination of this Indenture and any satisfaction and discharge under Article XIII. When the Trustee incurs expenses or renders services after an Event of Default specified in clause (e) or (f) of Section 8.01 occurs, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or similar laws.

(b)           The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by its agents and attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(c)           The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals herein or in the Securities (except its certificates of authentication thereon) contained, all of which are made solely by the Company; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture or of the Securities (except its certificates of authentication thereon), and the Trustee makes no representation with respect thereto, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of any Securities, or the proceeds of any Securities, authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

50

(d)           The Trustee may consult with counsel of its selection, and advice of counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee hereunder in good faith and in accordance with such advice of counsel.

(e)           The Trustee may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company as to the adoption of any Board Resolution or resolution of the stockholders of the Company, and any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by, and whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may rely upon, an Officer’s Certificate of the Company (unless other evidence in respect thereof be herein specifically prescribed).

(f)            The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have had if it were not the Trustee or such agent.

(g)           Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

(h)           Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any Person who at the time is the Holder of any Security shall be conclusive and binding in respect of such Security upon all future Holders thereof or of any Security or Securities which may be issued for or in lieu thereof in whole or in part, whether or not such Security shall have noted thereon the fact that such request or consent had been made or given.

(i)            The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, direction, judgment, approval, bond, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

(j)            The Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of the Securities, pursuant to any provision of this Indenture, unless one or more of the Holders of the Securities shall have offered, and if requested, provided to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it therein or thereby.

51

(k)           The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within its discretion or within the rights or powers conferred upon it by this Indenture.

(l)            The Trustee shall not be deemed to have knowledge or notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or written notice of such Default or Event of Default has been given to the Trustee at the Corporate Trust Office by the Company or by any Holder in accordance with the provisions hereof and such notice references the Securities of such series and this Indenture.

(m)          The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee may, but shall not be required to, make further inquiry or investigation into such facts or matters as it may see fit.

(n)           The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

(o)           In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 12.02     Duties of Trustee.

(a)           If one or more of the Events of Default specified in Section 8.01 with respect to the Securities of any series shall have happened, then, during the continuance thereof, the Trustee shall, with respect to such Securities, exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)           None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, negligent failure to act, or its own willful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding,

(i)            unless and until an Event of Default specified in Section 8.01 with respect to the Securities of any series shall have happened which at the time is continuing,

(A)           the Trustee undertakes to perform such duties and only such duties with respect to the Securities of that series as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

52

(B)           the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates and opinions furnished to it pursuant to the express provisions of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts, statements, opinions or conclusions stated therein);

(ii)           the Trustee shall not be liable to any Holder of Securities or to any other Person for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)          the Trustee shall not be liable to any Holder of Securities or to any other Person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of Securityholders given as provided in Section 8.12, relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture.

(c)           None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)           Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 12.02.

Section 12.03     Notice of Defaults. Within 90 days after the occurrence thereof, and if known to the Trustee, the Trustee shall give to the Holders of the Securities of a series notice of each Default or Event of Default with respect to the Securities of such series known to the Trustee, by transmitting such notice to Holders at their addresses as the same shall then appear on the Register of the Company, unless such Default shall have been cured or waived before the giving of such notice (the term “Default” being hereby defined to be the events specified in Section 8.01, which are, or after notice or lapse of time or both would become, Events of Default as defined in said Section); and provided that in the case of any Default of the character specified in Section 8.01(d) with respect to the Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any of the Securities of such series when and as the same shall become payable, or to make any sinking fund payment as to Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as a Responsible Officer or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of such series.

53

Section 12.04     Eligibility; Disqualification.

(a)           The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $150,000,000 as set forth in its most recent published annual report of condition, and shall have a Corporate Trust Office. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.04, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

(b)           The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(i) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(i) are met. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. If Section 310(b) of the Trust Indenture Act is amended any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series or to change any of the definitions in connection therewith, this Section 12.04 shall be automatically amended to incorporate such changes.

Section 12.05     Resignation and Notice; Removal. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created with respect to any one or more or all series of Securities by giving to the Company notice in writing. Such resignation shall take effect upon the appointment of a successor Trustee and the acceptance of such appointment by such successor Trustee. Any Trustee hereunder may be removed with respect to any series of Securities at any time by the filing with such Trustee and the delivery to the Company of an instrument or instruments in writing signed by the Holders of a majority in principal amount of the Securities of such series then Outstanding, specifying such removal and the date when it shall become effective.

If at any time:

(1)           the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months (or, if it is a shorter period, the period since the initial issuance of the Securities of such series), or

54

(2)           the Trustee shall cease to be eligible under Section 12.04 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months (or, if it is a shorter period, the period since the initial issuance of the Securities of such series), or

(3)           the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by written notice to the Trustee may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Securityholder who has been a bona fide Holder of a Security for at least six months (or, if it is a shorter period, the period since the initial issuance of the Securities of such series) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

In addition, the Company may remove the Trustee with respect to Securities of any series without cause if the Company gives written notice to the Trustee of such proposed removal at least three months in advance of the proposed effective date of such removal.

Upon its resignation or removal, any Trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such Trustee and to the payment of all reasonable and documented expenses incurred hereunder and all moneys then due to it hereunder. The Trustee’s rights to indemnification provided in Section 12.01(a) shall survive its resignation or removal.

Section 12.06     Successor Trustee by Appointment.

(a)           In case at any time the Trustee shall resign, or shall be removed or if a vacancy exists in the office of the Trustee for any reason, with respect to Securities of any or all series, the Company shall promptly appoint a successor Trustee. However, if all or substantially all the assets of the Company shall be in the possession of one or more custodians or receivers lawfully appointed, or of trustees in bankruptcy or reorganization proceedings (including a trustee or trustees appointed under the provisions of the federal bankruptcy laws, as now or hereafter constituted), or of assignees for the benefit of creditors, such receivers, custodians, trustees or assignees, as the case may be, shall promptly appoint a successor Trustee with respect to the Securities of any or all series. Subject to the provisions of Sections 12.04 and 12.05, upon the appointment as aforesaid of a successor Trustee with respect to the Securities of any series, the Trustee with respect to the Securities of such series shall cease to be Trustee hereunder. After any such appointment other than by the Holders of Securities of any such series, the Person making such appointment shall forthwith cause notice thereof to be mailed to the Holders of Securities of such series at their addresses as the same shall then appear on the Register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of such appointment.

55

(b)           If any Trustee with respect to the Securities of any series shall resign or be removed and a successor Trustee shall not have been appointed by the Company or, if any successor Trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning Trustee at the expense of the Company may apply to any court of competent jurisdiction for the appointment of a successor Trustee. If in any other case a successor Trustee shall not be appointed pursuant to the foregoing provisions of this Section 12.06 within three months after such appointment might have been made hereunder, the Holder of any Security of the applicable series or any retiring Trustee at the expense of the Company may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

(c)           Any successor Trustee appointed hereunder with respect to the Securities of one or more series shall execute, acknowledge and deliver to its predecessor Trustee and to the Company, or to the receivers, trustees, assignees or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations with respect to such series of such predecessor Trustee with like effect as if originally named as Trustee hereunder, and such predecessor Trustee, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to pay over, and such successor Trustee shall be entitled to receive, all moneys and properties held by such predecessor Trustee as Trustee hereunder with respect to the Securities of such series, subject nevertheless to its lien provided for in Section 12.01(a). Nevertheless, on the written request of the Company or of the successor Trustee or of the Holders of at least 10% in principal amount of the Securities of any such series then Outstanding, such predecessor Trustee, upon payment of its said charges and disbursements, shall execute and deliver an instrument transferring to such successor Trustee upon the trusts herein expressed all the rights, powers and trusts of such predecessor Trustee with respect to the Securities of such series and shall assign, transfer and deliver to the successor Trustee all moneys and properties held by such predecessor Trustee with respect to the Securities of such series, subject nevertheless to its lien provided for in Section 12.01(a); and, upon request of any such successor Trustee or the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Trustee all such authority, rights, powers, trusts, immunities, duties and obligations.

Section 12.07     Successor Trustee by Merger. Any Person into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any Person with which it or any successor to it shall be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or any such successor to it shall be a party, or any Person to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture with respect to one or more series of Securities, any of such Securities shall have been authenticated but not delivered by the Trustee then in office, any successor to such Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

56

Section 12.08     Right to Rely on Officer’s Certificate. Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate with respect thereto delivered to the Trustee, and such Officer’s Certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 12.09     Appointment of Authenticating Agent. The Trustee may appoint an agent (the “Authenticating Agent”) acceptable to the Company to authenticate the Securities, and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.

Each Authenticating Agent shall at all times be a corporation organized and doing business and in good standing under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $150,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Article XII, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Article XII, it shall resign immediately in the manner and with the effect specified in this Article XII.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Article XII, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

57

An Authenticating Agent may resign at any time by giving 30 days’ written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 12.09, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 12.09.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation as agreed upon from time to time by the Company and such Authenticating Agent in writing for its services under this Section 12.09.

Section 12.10     Communications by Securityholders with Other Securityholders. Holders of Securities may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act with respect to such communications.

ARTICLE XIII

SATISFACTION AND DISCHARGE; DEFEASANCE

Section 13.01     Applicability of Article. The provisions of this Article shall be applicable to the Securities of all series issued pursuant to this Indenture, except as otherwise specified pursuant to Section 3.01.

Section 13.02     Satisfaction and Discharge of Indenture. This Indenture, with respect to the Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Order, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for and the rights of the Holders of the Securities of such series to receive, the principal of and premium, if any, and interest on such Securities as and when the same shall become due and payable and except as otherwise provided in the last paragraph of this Section 13.02), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Securities of such series, when,

(a)           either:

(i)            all Securities of such series theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.07 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 6.03) have been delivered to the Trustee for cancellation; or

58

(ii)           all Securities of such series not theretofore delivered to the Trustee for cancellation,

(A)          have become due and payable, or

(B)           will become due and payable at their Stated Maturity within one year, or

(C)           if redeemable at the option of the Company (including, without limitation, by operation of any mandatory sinking fund), are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee, in trust for the purpose, (i) money in the Currency in which such Securities are payable in an amount, or (ii) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment, money in the Currency in which such Securities are payable in an amount, or (iii) a combination of (i) and (ii), sufficient (without consideration of any reinvestment of such principal and interest) to pay and discharge the entire indebtedness on such Securities for principal and premium, if any, and interest on any Additional Amounts with respect to such Securities, to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity thereof or, in the case of Securities of such series which are to be called for redemption as contemplated by (C) above, the applicable Redemption Date, as the case may be, and including any mandatory sinking fund payments as and when the same shall become due and payable;

(b)           the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

(c)           the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, the obligations of the Company to the Trustee under Section 12.01 and in the case of satisfaction and discharge under Section 13.02, the provisions of Sections 3.04, 3.05, 3.06, 3.07, 3.10 and 6.02, the last paragraph of Section 6.03, the obligation to pay Additional Amounts, if any, with respect to such Securities as contemplated by Section 6.07 (but only to the extent that any Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 13.02(a)(ii)) and this Article XIII, and, if the Securities of such series are to be redeemed prior to their Stated Maturity (including, without limitation, pursuant to a mandatory sinking fund), the provisions of Article IV hereof, and, if the Securities of such series are convertible into or exchangeable for other securities or property, the rights of the Holders of such Securities to convert or exchange, and the obligations of the Company to convert or exchange, such Securities into other securities or property, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section, the obligations of the Trustee under Section 13.07 and the last paragraph of Section 6.03 shall survive such satisfaction and discharge.

59

Section 13.03     Defeasance and Covenant Defeasance upon Deposit of Moneys or U.S. Government Obligations. At the Company’s option, either (x) the Company and the Guarantors shall be deemed to have been Discharged (as defined below) from their obligations with respect to Securities of any series on the first day after the applicable conditions set forth below have been satisfied (“defeasance”) or (y) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 7.01, 8.01(d) (as to Section 7.01), 8.01(e), 8.01(f) and 8.01(g) (if Section 8.01(g) is specified as applicable to such Securities) and Section 11.02 with respect to Securities of any series (and any other restrictive covenant added for the benefit of such series pursuant to Section 3.01(aa) and Sections 15.01(a) and (p)) (“covenant defeasance”) upon the satisfaction of the applicable conditions set forth below:

(a)           the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in the Currency in which such Securities are payable in an amount, or (ii) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment, money in the Currency in which such Securities are payable in an amount, or (iii) a combination of (i) and (ii), sufficient (without consideration of any reinvestment of such principal and interest) to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, and any Additional Amounts with respect to, the Outstanding Securities of such series on the dates such installments of interest or principal and premium are due and, if the Securities of such series are to be called for redemption as described in clause (c) below, to pay and discharge the Redemption Price on the Securities called for redemption on the applicable Redemption Date;

(b)           no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit (other than a Default resulting from the borrowing of funds and the grant of any related liens to be applied to such deposit) and, solely in the case of Discharge pursuant to clause (x) of the first paragraph of this Section 13.03, no Default with respect to the Securities of such series under either clause (e) or (f) of Section 8.01 shall have occurred at any time during the period ending on and including the date of such deposit;

60

(c)           if the monies or U.S. Government Obligations or combination thereof, as the case may be, deposited under clause (a) above are sufficient to pay the principal of and premium, if any, and interest on, and any Additional Amounts with respect to, the Securities of such series (including, without limitation, any mandatory sinking fund payment) or any portion thereof to be redeemed on a particular Redemption Date (including, without limitation, pursuant to a mandatory sinking fund), the Company shall have given to the Trustee irrevocable instructions to redeem such Securities on such date and shall have made arrangements satisfactory to the Trustee for the giving of notice of such redemption by the Trustee in the name, and at the expense, of the Company;

(d)           the Company shall have delivered to the Trustee an Opinion of Counsel, (x) in the case of defeasance, stating that either (i) the Internal Revenue Service has published a ruling or the Company has received a ruling from the Internal Revenue Service, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, and (y) in the case of covenant defeasance, to the effect that the Holders of such Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

(e)           the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under this Indenture have been complied with.

“Discharged” means, with respect to the Securities of any series, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, all of which shall survive such Discharge and remain in full force and effect with respect to the Securities of such series: (A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (a) above, payment of the principal of and premium, if any, and interest on such Securities when such payments are due, (B) Sections 3.04, 3.05, 3.06, 3.07, 3.10, 6.02, 6.03 and 6.07 (but only to the extent that any Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 13.03(a)), (C) if the Securities of such series are to be redeemed prior to their Stated Maturity, the provisions of Article IV hereof, (D) if the Securities of such series are convertible into or exchangeable for other securities or property, the rights of the Holders of such Securities to convert or exchange, and the obligations of the Company to convert or exchange, such Securities into such other securities or property, (E) the provisions of this Article XIII and (F) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

61

“U.S. Government Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

Section 13.04     Repayment to Company. The Trustee and any Paying Agent shall promptly pay to the Company (or to its designee) upon delivery of a Company Order any moneys or U.S. Government Obligations deposited pursuant to Sections 13.02 and 13.03 with respect to the Securities of any series and held by them that are in excess of the monies and/or U.S. Government Obligations that were required to effect the satisfaction and discharge, covenant defeasance or Discharge, as applicable, with respect to the Securities of such series. The provisions of the last paragraph of Section 6.03 shall apply to any money held by the Trustee or any Paying Agent under this Article.

Section 13.05     Indemnity for U.S. Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited U.S. Government Obligations or the principal or interest received on such U.S. Government Obligations.

Section 13.06     [Reserved].

Section 13.07     Application of Trust Money.

(a)           Neither the Trustee nor any other Paying Agent shall be required to pay interest on any moneys deposited pursuant to the provisions of this Indenture, except such as it shall agree with the Company in writing to pay thereon.

(b)           Subject to the last paragraph of Section 6.03, any monies and U.S. Government Obligations which at any time shall be deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of, premium, if any, and interest on, and any Additional Amounts with respect to, any of the Securities shall be and are hereby assigned, transferred and set over to the Trustee or such other Paying Agent in trust for the respective Holders of the Securities for the purpose for which such moneys shall have been deposited, and such funds shall be applied by the Trustee or Paying Agent in accordance with the provisions of such Securities and this Indenture to the payment of all sums due and to become due on such Securities in respect of principal and premium, if any, and any interest on and Additional Amounts with respect to such Securities; but such moneys need not be segregated from other funds except to the extent required by law.

62

Section 13.08     Deposits of Foreign Currencies. Notwithstanding the foregoing provisions of this Article, if the Securities of any series are payable in a Foreign Currency, the Currency or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article shall be as set forth in a Board Resolution, a Company Order or in one or more supplemental indentures hereto and may be deposited with an entity appointed by the Company and reasonably acceptable to the Trustee for purposes of holding the funds until payment to Holders.

Section 13.09     Return of Unclaimed Moneys. Subject to applicable abandoned property law, any moneys deposited with the Trustee or any Paying Agent not applied but remaining unclaimed by the Holders of Securities for two years after the date upon which the principal of, premium, if any, or interest, if any, on and, Additional Amounts with respect to, such Securities shall have become due and payable shall be repaid to the Company by the Trustee or such agent on written demand. Thereafter, the Holder of any of the Securities entitled to receive such payment shall look only to the Company for the payment thereof unless applicable abandoned property designates another person, and the Trustee shall have no further liability with respect to such money.

ARTICLE XIV

IMMUNITY OF CERTAIN PERSONS

Section 14.01     No Personal Liability. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on, and any Additional Amounts with respect to, any Security or for any claim based thereon or otherwise in respect thereof or of the Indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture or the Guarantees, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company, any Guarantor or of any successor corporation, either directly or through the Company, any Guarantor or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture, the Guarantees and the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company, any Guarantor or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the Indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or the Guarantees or in any of the Securities, or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer, director and employee is, by the acceptance of the Securities and as a condition of, and as part of the consideration for, the execution of this Indenture, the Guarantees and the issue of the Securities expressly waived and released.

63

ARTICLE XV

SUPPLEMENTAL INDENTURES

Section 15.01     Without Consent of Securityholders. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of or all the following purposes:

(a)           to add to the covenants and agreements of the Company or any Guarantor, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, and to add Events of Default, in each case for the protection or benefit of the Holders of all or any series of the Securities (and if such covenants, agreements and Events of Default are to be for the benefit of fewer than all series of Securities, stating that such covenants, agreements and Events of Default are expressly being included for the benefit of such series as shall be identified therein), or to surrender any right or power herein conferred upon the Company or any Guarantor;

(b)           to delete or modify any Events of Default with respect to any series of the Securities, the form and terms of which are being first established pursuant to such supplemental indenture as permitted in Section 3.01 (and, if any such Event of Default is applicable to fewer than all such series of the Securities, specifying the series to which such Event of Default is applicable), and to specify the rights and remedies of the Trustee and the Holders of such Securities in connection therewith;

(c)           to add to or change any of the provisions of this Indenture to provide, change or eliminate any restrictions on the payment of principal of or premium, if any, on Securities; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

(d)           to add, change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply;

(e)           to evidence the succession of another entity to the Company or any Guarantor, or successive successions, and the assumption by such successor of the covenants and obligations of the Company or such Guarantor contained in the Securities or such Guarantee of one or more series and in this Indenture or any supplemental indenture;

(f)            to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 12.06(c);

64

(g)           to secure any series of Securities (including the execution of security and other documents related thereto);

(h)           to evidence any changes to this Indenture pursuant to Sections 12.05, 12.06 or 12.07 hereof as permitted by the terms thereof;

(i)            to cure any ambiguity or inconsistency or to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to conform the terms hereof, as amended and supplemented, that are applicable to the Securities of any series to the description of the terms of such Securities in the offering memorandum, prospectus supplement or other offering document applicable to such Securities at the time of initial sale thereof;

(j)            to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act;

(k)           to add guarantors or co-obligors with respect to any series of Securities or to release, terminate or discharge guarantors from their guarantees of Securities in accordance with the terms of the applicable series of Securities;

(l)            to make any change in any series of Securities that does not adversely affect in any material respect the rights of the Holders of such Securities;

(m)          to provide for uncertificated securities in addition to certificated securities;

(n)           to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the satisfaction and discharge, defeasance or covenant defeasance of any series of Securities; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect;

(o)           to prohibit the authentication and delivery of additional series of Securities; or

(p)           to establish the form and terms of Securities of any series as permitted in Section 3.01, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed.

Subject to the provisions of Section 15.03, the Trustee is authorized to join with the Company and the Guarantors in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

65

Any supplemental indenture authorized by the provisions of this Section 15.01 may be executed by the Company, the Guarantors and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding.

Section 15.02     With Consent of Securityholders; Limitations.

(a)           With the consent of the Holders (evidenced as provided in Article IX) of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture voting as one class (including consents obtained in connection with a tender offer or exchange offer for such series of Securities), the Company, the Guarantors and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series to be affected; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby:

(i)            extend the Stated Maturity of the principal of, or any premium or installment of interest on, or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof, any interest thereon or any Additional Amounts with respect thereto, or any premium payable thereon, or change the Currency in which the principal of and premium, if any, or interest on, or any Additional Amount with respect to, such Security is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of the Maturity thereof pursuant to Section 8.02, change the priority of payment of any Security or, in the case of any subordinated Security, the definition of Senior Indebtedness applicable thereto, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or materially adversely affect the economic terms of any right to convert or exchange any Security as may be provided pursuant to Section 3.01; or

(ii)           reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture; or

(iii)           modify any of the provisions of this Section, Section 8.13 or Section 6.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 6.05, or the deletion of this proviso, in accordance with the requirements of Sections 12.06 and 15.01(f); or

66

(iv)          [reserved]; or

(v)           modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

(b)           A supplemental indenture that changes or eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

(c)           It shall not be necessary for the consent of the Securityholders under this Section 15.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

(d)           The Company may set a record date for purposes of determining the identity of the Holders of each series of Securities entitled to give a written consent or waive compliance by the Company as authorized or permitted by this Section. Such record date shall not be more than 30 days prior to the first solicitation of such consent or waiver or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 312 of the Trust Indenture Act.

(e)           Promptly after the execution by the Company, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 15.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of Securities at their addresses as the same shall then appear in the Register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 15.03     Trustee Protected. Upon the request of the Company, accompanied by the Officer’s Certificate and Opinion of Counsel required by Section 18.01 (provided, however, that such Officer’s Certificate or Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 hereof) and evidence reasonably satisfactory to the Trustee of consent of the Holders if the supplemental indenture is to be executed pursuant to Section 15.02, the Trustee shall join with the Company and any Guarantor in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into said supplemental indenture. The Trustee shall be fully protected in relying upon such Officer’s Certificate and Opinion of Counsel.

Section 15.04     Effect of Execution of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XV, this Indenture shall be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantors and the Holders of all of the Securities or of the Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

67

Section 15.05     Notation on or Exchange of Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in the form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Securities then Outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the Holders of the Securities.

Section 15.06     Conformity with TIA. Every supplemental indenture executed pursuant to the provisions of this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

ARTICLE XVI

SUBORDINATION OF SECURITIES

Section 16.01     Agreement to Subordinate. In the event a series of Securities is designated as subordinated pursuant to Section 3.01, and except as otherwise provided in a Company Order or in one or more indentures supplemental hereto, the Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities of such series by his, her or its acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Securities of such series is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. In the event a series of Securities is not designated as subordinated pursuant to Section 3.01(t), this Article XVI shall have no effect upon the Securities.

Section 16.02     Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities. Subject to Section 16.01, upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law):

(a)           the holders of all Senior Indebtedness shall be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal (or premium, if any) or interest, if any, on Indebtedness evidenced by the Securities;

68

(b)           any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XVI shall be paid by the liquidation trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness;

(c)           in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over, upon written notice to a Responsible Officer of the Trustee, to the holder of such Senior Indebtedness or his, her or its representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, as calculated by the Company, for application to payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

(d)           Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent that distributions otherwise payable to such holder have been applied to the payment of Senior Indebtedness) to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of (and premium, if any) and interest, if any, on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article XVI are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article XVI or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal of (and premium, if any) and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XVI of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article XVI, the Trustee, subject to the provisions of Section 16.06, shall be entitled to conclusively rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereof and all other facts pertinent thereto or to this Article XVI.

69

Section 16.03     No Payment on Securities in Event of Default on Senior Indebtedness. Subject to Section 16.01, no payment by the Company on account of principal (or premium, if any), sinking funds or interest, if any, on the Securities shall be made at any time if: (i) a default on Senior Indebtedness exists that permits the holders of such Senior Indebtedness to accelerate its maturity and (ii) the default is the subject of judicial proceedings or the Company has received notice of such default. The Company may resume payments on the Securities when full payment of amounts then due for principal (premium, if any), sinking funds and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 16.03, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, but only to the extent that the holders of such Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

Section 16.04     Payments on Securities Permitted. Subject to Section 16.01, nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 16.02 and 16.03, payments of principal of (or premium, if any) or interest, if any, on the Securities or (b) prevent the application by the Trustee of any moneys or assets deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest, if any, on the Securities, unless a Responsible Officer of the Trustee shall have received at its Corporate Trust Office written notice of any fact prohibiting the making of such payment from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee more than two Business Days prior to the date fixed for such payment.

Section 16.05     Authorization of Securityholders to Trustee to Effect Subordination. Subject to Section 16.01, each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his, her or its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XVI and appoints the Trustee his attorney-in-fact for any and all such purposes.

70

Section 16.06     Notices to Trustee. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies or assets to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article XVI. Subject to Section 16.01, notwithstanding the provisions of this Article XVI or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any fact which would prohibit the making of any payment of moneys or assets to or by the Trustee or such Paying Agent, unless and until a Responsible Officer of the Trustee or such Paying Agent shall have received (in the case of a Responsible Officer of the Trustee, at the Corporate Trust Office of the Trustee) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects conclusively to presume that no such facts exist; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys or assets may become payable for any purpose (including, without limitation, the payment of either the principal (or premium, if any) or interest, if any, on any Security) a Responsible Officer of the Trustee shall not have received with respect to such moneys or assets the notice provided for in this Section 16.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys or assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XVI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XVI and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 16.07     Trustee as Holder of Senior Indebtedness. Subject to Section 16.01, the Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XVI in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article XVI shall apply to claims of, or payments to, the Trustee under or pursuant to Sections 8.05 or 12.01.

71

Section 16.08     Modifications of Terms of Senior Indebtedness. Subject to Section 16.01, any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee. To the extent permitted by applicable law, no compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article XVI or of the Securities relating to the subordination thereof.

Section 16.09     Reliance on Judicial Order or Certificate of Liquidating Agent. Subject to Section 16.01, upon any payment or distribution of assets of the Company referred to in this Article XVI, the Trustee and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XVI.

Section 16.10     Satisfaction and Discharge; Defeasance and Covenant Defeasance. Subject to Section 16.01, amounts and U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Article XIII and not, at the time of such deposit, prohibited to be deposited under Sections 16.02 or 16.03 shall not be subject to this Article XVI.

Section 16.11     Trustee Not Fiduciary for Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or observe only such of its covenants and obligations as are specifically set forth in this Article XVI, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company, or any other Person, moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XVI or otherwise.

72

ARTICLE XVII

Guarantee of Securities

Section 17.01     Unconditional Guarantee. Each of the Guarantors hereby fully and unconditionally, jointly and severally, guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of and any premium or interest on, and any Additional Amounts with respect to, the Securities will be duly and punctually paid in full when due, whether at maturity, upon redemption, by acceleration or otherwise, and (to the extent permitted by law) interest on the overdue principal, premium and interest, if any, on, and any Additional Amounts with respect to, the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other obligations under this Indenture or the Securities will be duly and punctually paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations under this Indenture or the Securities or any change in the time, manner or place of payment of, or in any other term in respect thereof, or waiver of or consent to any departure from any other agreement relating to any obligations under this Indenture or the Securities, the same will be duly and punctually paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, the Guarantors shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are expressly hereby waived by the Guarantors) whether by reason of any claim of any character whatsoever, including any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to any Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Securities or other obligations under this Indenture, whether or not a Guarantee is affixed to any particular Security, any insolvency, bankruptcy, reorganization or dissolution, or any other proceeding of the Company, or any Guarantor, including rejection of any Guarantee in such bankruptcy or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

73

Each Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand (a) subject to this Article XVII, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VIII hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article VIII hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

Section 17.02     [Reserved].

Section 17.03     Future Guarantors. The Company covenants and agrees that it shall cause each Person that becomes a Guarantor hereunder after the date hereof to execute and deliver to the Trustee an indenture supplemental hereto, substantially in the form of Schedule II attached hereto, evidencing the same.

Section 17.04     Release of a Guarantor. The Guarantee by a Guarantor will be automatically and unconditionally released and discharged with respect to the Securities of any series, and the Guarantor shall be released from all of its obligations, in its capacity as a Guarantor, under this Indenture with respect to the Securities of such series, and no further action by the Trustee or any Holder is required for the release of the Guarantee with respect to the Securities of such series, upon:

(a)           any sale, exchange, transfer, distribution or disposition (by merger, amalgamation, consolidation, business combination or otherwise) of (x) the Capital Stock of such Guarantor, after which such Guarantor is no longer a Subsidiary of the Company or (y) all or substantially all the assets of such Guarantor (other than a sale, exchange, transfer, distribution or disposition to the Company or a Subsidiary of the Company), in each case if such sale, exchange, transfer, distribution or disposition is made in compliance with the applicable provisions of this Indenture to the extent required to be satisfied as of the date of the transaction;

(b)           the merger or consolidation of such Guarantor with and into the Company or another Guarantor that is the surviving Person in such merger or consolidation;

(c)           the liquidation, winding-up or dissolution of such Guarantor; or

(d)           the exercise by the Company of its option to have either Section 13.02 or Section 13.03 of this Indenture applied with respect to the Securities of any series in accordance with the terms set forth in Article XIII; provided, that such Guarantor shall only be released pursuant to this Section 17.04(d) with respect to the Securities of any series to which either Section 13.02 or Section 13.03 have been so applied.

74

The Trustee shall, without any further action required on the part of any Holder, deliver an appropriate instrument evidencing such release and discharge upon receipt of a Company Order accompanied by an Officer’s Certificate certifying as to the compliance with this Section 17.04.

Section 17.05     Waiver of Subrogation. Until this Indenture is discharged and all of the Securities are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company’s obligations under the Securities or this Indenture and such Guarantor’s obligations under this Guarantee and this Indenture, in any such instance including any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities under the Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in the trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied to the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 17.05 is knowingly made in contemplation of such benefits.

Section 17.06     Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, Etc. of Guarantors. Upon any payment or distribution of assets of any Guarantor referred to in this Article XVII, the Trustee, subject to the provisions of Section 12.02, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XVII.

Section 17.07     Limitation of Guarantor’s Liability. Notwithstanding any other provision hereof, each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee does not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law. To effectuate the foregoing intention, each Holder and each Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, will result in the obligations of the Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

75

Section 17.08     Obligations Reinstated. The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of such Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or such Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

Section 17.09     No Obligation to Take Action Against the Company. Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by any Guarantor of its liabilities and obligations under its Guarantee or under this Indenture.

ARTICLE XVIII

MISCELLANEOUS PROVISIONS

Section 18.01     Certificates and Opinions as to Conditions Precedent.

(a)           Upon any request or application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b)           Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 6.04 of this Indenture) shall include (i) a statement that the Person giving such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the view or opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed view or opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the view or opinion of such Person, such condition or covenant has been complied with.

76

(c)           Any certificate, statement or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion is based are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representations with respect to such matters are erroneous.

(d)           Any certificate, statement or opinion of an Officer of the Company or of counsel to the Company may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based are erroneous. Any certificate or opinion of any firm of independent registered public accountants filed with the Trustee shall contain a statement that such firm is independent.

(e)           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(f)            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 18.02     Trust Indenture Act Controls. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in this Indenture which is required to be included in this Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

Section 18.03     Notices to the Company, Guarantors and Trustee. Any notice or demand authorized by this Indenture to be made upon, given or furnished to, or filed with, the Company, the Guarantors or the Trustee shall be sufficiently made, given, furnished or filed for all purposes if it shall be mailed, delivered or telefaxed to:

(a)           the Company or a Guarantor, at 942 South Shady Grove Road, Memphis, Tennessee 38120, Attention: Corporate Vice President, Corporate Development and Treasurer, Fax: [* * * *] or at such other address or email or facsimile number as may have been furnished in writing to the Trustee by the Company or a Guarantor, as applicable.

77

(b)           the Trustee, at the Corporate Trust Office of the Trustee, Attention: Trust Administrator, email: [* * * *].

Any such notice, demand or other document shall be in the English language.

Section 18.04     Notices to Securityholders; Waiver. Any notice required or permitted to be given to Securityholders shall be sufficiently given (unless otherwise herein expressly provided),

(a)           if to Holders, if given in writing by first class mail, postage prepaid, to such Holders at their addresses as the same shall appear on the Register of the Company; provided, that in the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder; or

(b)           If a series of Securities has been issued in the form of one or more Global Securities through DTC as Depositary, notice may be provided with respect to such series of Securities by delivery of such notice to DTC for posting through its “Legal Notice Service” (LENS) or a successor system thereof.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be delivered to the Trustee, but such delivery shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail; neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice that is published in the manner herein provided shall be conclusively presumed to have been duly given.

Section 18.05     Legal Holiday. Unless otherwise specified pursuant to Section 3.01, in any case where any Interest Payment Date, Redemption Date or Maturity of any Security of any series shall not be a Business Day at any Place of Payment for the Securities of that series, then payment of principal and premium, if any, or any interest on or Additional Amounts with respect to such Securities, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, Redemption Date or Maturity and no interest (or any Additional Amounts with respect thereto) shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

Section 18.06     Effects of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

78

Section 18.07     Successors and Assigns. All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 18.08     Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 18.09     Benefits of Indenture. Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person or corporation other than the parties hereto and their successors and the Holders of the Securities any benefit or any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Securities.

Section 18.10     Counterparts Originals. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 18.11     Governing Law; Waiver of Trial by Jury; Submission to Jurisdiction. This Indenture and the Securities shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

EACH PARTY HERETO, AND EACH HOLDER OF A SECURITY BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE.

The Company irrevocably and unconditionally submits to the exclusive jurisdiction of any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or the Securities. The Company irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to whose jurisdiction the Company is or may be subject, by suit upon judgment. The Company further agrees that nothing herein shall affect any Holder’s right to effect service of process in any other manner permitted by law or bring a suit action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

79

Section 18.12     Electronic Signatures. This Indenture and any certificate, agreement or other document to be signed in connection with this Indenture and the transactions contemplated hereby shall be valid, binding and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned or photocopied manual signature or (iii) in the case of this Indenture and any certificate, agreement or other document to be signed in connection with this Indenture and the transactions contemplated hereby, any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. Notwithstanding anything herein to the contrary, the Trustee is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to reasonable procedures approved by the Trustee.

80

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

FedEx Corporation, as Issuer
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Corporate Vice President, Corporate Development and Treasurer

Federal Express Corporation, as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express Europe, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express Holdings S.A., LLC, as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express International, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

81

FedEx Office and Print Services, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

U.S. Bank Trust Company, National Association,
as Trustee

By:	/s/ Ivy L. Wegener
Name:	Ivy L. Wegener
Title:	Vice President

82

SCHEDULE I

Subsidiary Guarantors

Federal Express Corporation

FedEx Office and Print Services, Inc.

Federal Express Europe, Inc.

Federal Express Holdings S.A., LLC

Federal Express International, Inc.

SCHEDULE II

Form of Supplemental Indenture to Add Additional Guarantor

FEDEX CORPORATION, as Issuer

THE ADDITIONAL GUARANTOR NAMED HEREIN

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

Supplemental Indenture

No.

Dated as of     ,

Notes due     ,

SUPPLEMENTAL INDENTURE NO.    , dated as of        ,           among FedEx Corporation, a Delaware corporation (the “Company”),                 (the “Additional Guarantor”) and U.S. Bank Trust Company, National Association, a national banking association duly organized under the laws of the United States (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto and the Trustee have executed and delivered an Indenture, dated as of September 14, 2026 (as amended and supplemented, the “Indenture”), to provide for the issuance from time to time of the Company’s Securities;

WHEREAS, Section 17.03 of the Indenture provides that each Person who becomes a Guarantor shall execute a supplemental indenture evidencing the same;

WHEREAS, the Additional Guarantor desires to become a Guarantor under the Indenture; and

WHEREAS, all acts and proceedings required by the Indenture and the organizational documents of the Company and the Additional Guarantor necessary to constitute this Supplemental Indenture No.       a valid and binding agreement for the uses and purposes set forth herein have been done and performed, and the execution and delivery of this Supplemental Indenture No.        have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Holders of the Securities of each series, as follows:

ARTICLE 1

RELATION TO THE INDENTURE; DEFINITIONS AND
OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Relation to the Indenture. This Supplemental Indenture No.       constitutes an integral part of the Indenture.

SECTION 1.02. Definitions and Other Provisions of General Application. For all purposes of this Supplemental Indenture No.      unless otherwise specified herein:

(a)           all terms defined in this Indenture which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

(b)           the provisions of general application stated in Article I of the Indenture shall apply to this Supplemental Indenture No.      , except that the words “herein,” “hereof,” “hereto,” “hereto” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No.     .

ARTICLE 2

ADDITION OF GUARANTOR

SECTION 2.01. Addition of Guarantor. The Additional Guarantor is hereby made a party to the Indenture as a Guarantor thereunder.

ARTICLE 3

MISCELLANEOUS PROVISIONS

SECTION 3.01. Supplemental Indenture. The Indenture, as supplemented and amended by this Supplemental Indenture No.      , is in all respects hereby adopted, ratified and confirmed.

SECTION 3.02. Effectiveness. This Supplemental Indenture No.      shall take effect as of the date hereof.

SECTION 3.03. Execution by the Trustee. The Trustee has executed this Supplemental Indenture No. only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as statements of the Company and the Additional Guarantor, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No.      or the execution hereof by any Person (other than the Trustee).

SECTION 3.04. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, and may be enforced in any courts to the jurisdiction of which the Company is subject by a suit upon such judgment, provided, that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law.

2

SECTION 3.05. Counterparts. This Supplemental Indenture No.       may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No.  to be duly executed, as of the day and year first written above.

FedEx Corporation, as Issuer

By:
Name:
Title:

[Additional Guarantor(s)], as Guarantor

By:
Name:
Title:

U.S. Bank Trust Company, National Association, as Trustee

By:
Name:
Title:

3